EXHIBIT 10.4

FORM OF LOCK-UP AGREEMENT

This Lock-Up Agreement dated as of March ___, 2011 (this “Agreement”) is entered into by and between the undersigned (the “Stockholder”), Technest Holdings, Inc., a Nevada corporation (the “Company”), and AccelPath LLC, a Massachusetts limited liability company (“AccelPath”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Unit Purchase Agreement (as defined below).

Recitals

Whereas, the Company, AccelPath and the former unit holders of AccelPath have entered into a Unit Purchase Agreement, dated as of January 11, 2011 (the “Unit Purchase Agreement”), which, subject to the conditions set forth therein, provides for the exchange of all of the issued and outstanding units of AccelPath by the Company (the “Exchange”) in consideration for the issuance of shares of common stock and of the Company to the former unit holders of AccelPath (the “Sellers”).

Whereas, the Unit Purchase Agreement provides that, as a condition to the closing of the Exchange, each of the Sellers and certain of the existing holders of securities of the Company (the “Existing Stockholders”) must enter into an agreement under which the Sellers and the Existing Stockholders agree that any securities of the Company held by them, whether now owned or hereafter acquired (the “Securities”), shall be held subject to certain restrictions on Disposition (as defined below).

Whereas, Stockholder, as a Seller or Existing Stockholder, in order to induce AccelPath and the Sellers to enter into the Unit Purchase Agreement and to consummate the Exchange in accordance therewith, desires to enter into this Agreement under which the Securities held by Stockholder will be subject to the restrictions on Disposition as required by the Unit Purchase Agreement.

Agreement

Now, Therefore, as an inducement to and in consideration of AccelPath’s agreement to enter into the Unit Purchase Agreement and to consummate the Exchange, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Stockholder hereby agrees as follows:

1. Restrictions on Disposition.  Until the later of (a) the date that is six months after the Closing (as defined in the Unit Purchase Agreement) and (b) the date that is three months after the date that the Company’s registration statement on Form S-1 (filed specifically to register the sale or sales of the Company’s shares of common stock in connection with the planned Equity Line Financing (as defined in the Unit Purchase Agreement)) is declared to be effective by the Securities and Exchange Commission (the “Lock-Up Period”), Stockholder will not, directly or indirectly, transfer, sell, offer to sell, announce the intention to sell, sell any option or contract to purchase, purchase any option or contract to sell, make any short sale of, grant any option, warrant or other right for the purchase of, contract to sell, pledge or otherwise dispose of any Securities (including without limitation, Securities that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities that may be issued upon exercise of a stock option or warrant), or enter into any swap, hedge or other arrangement or transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Securities, whether any such transaction described above is to be settled by delivery of Securities or any other securities, in cash or otherwise, except as otherwise provided in this Agreement (each of the above actions referred to herein as a “Disposition”).

2. Permitted Dispositions.

(a) Notwithstanding the restrictions on Dispositions contained in Section 1, Stockholder may effect a Disposition (a) pursuant to a bona fide gift or gifts; (b) by will or intestacy or to a trust, the beneficiaries of which are the Stockholder or, if Stockholder is an individual, members of Stockholder’s immediate family or (c) as a distribution to limited partners, members or stockholders of Stockholder or affiliates of Stockholder, provided that in each case of clauses (a) through (c) above, such gift, transfer or distribution shall be conditioned upon the donee’s, transferee’s or distributee’s execution and delivery to the Company of a Lock-Up Agreement containing terms and conditions identical to the terms and conditions contained herein.  For the purposes of this Section 2, “immediate family” shall mean a spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

(b) Notwithstanding the above and the restrictions on Dispositions contained in Section 1, the Company, upon the approval of at least a majority of the members of the Board of Directors of the Company, in its sole discretion, may at one or more times during the Lock-Up Period, permit limited Dispositions by one or more parties for any legitimate business purpose.

3. Legends.

(a) In addition to any legends that may be required by federal or state securities laws, each stock certificate, book entry or other form of evidence representing Securities held by Stockholder shall be stamped or otherwise imprinted with the following legend:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK-UP AGREEMENT DATED MARCH ___, 2011 BY AND BETWEEN THE HOLDER HEREOF, THE ISSUER AND CERTAIN OTHER PARTIES AND MAY ONLY BE SOLD OR TRANSFERRED IN ACCORDANCE WITH THE TERMS THEREOF.”

(b) The Company shall be obligated to reissue and deliver substitute certificates without the foregoing legend and shall instruct its transfer agent to remove such legend at the request of Stockholder when the restrictions on Disposition lapse in accordance with this Agreement.

(c) Stockholder hereby agrees and consents to the entry of stop transfer instructions with Company’s transfer agent against the transfer of the Securities except in compliance with this Agreement.

4. Term.  This Agreement shall be effective upon the Closing and shall terminate and shall be of no further force and effect upon the earlier of (a) the expiry of the Lock-Up Period and (b) the ten month anniversary of the Closing.

5. Miscellaneous.

(a) Authority; Successors and Assigns.  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

(b) Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Nevada (without giving effect to principles of conflicts of laws).

(c) Specific Performance.  The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision and (ii) an injunction restraining such breach or threatened breach.

(d) Amendments.  This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the parties hereto.

(e) Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(f) Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original and both of which shall constitute one and the same instrument.

In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first set forth above.

Stockholder

By:________________________________

Print Name:__________________________

Address:____________________________

Technest Holdings, Inc.

By:________________________________

Print Name:__________________________

Title:_______________________________

AccelPath LLC

By:________________________________

Print Name:__________________________

Title:_______________________________

Lockup Agreement
Signature Page